UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2004
HOUSEHOLD HOME EQUITY LOAN TRUST 1999-1
(Exact name of registrant as specified in its charter)
HSBC FINANCE CORPORATION (Master Servicer of the Trust) (Exact name as specified in Master Servicer's charter)
Delaware (State or other jurisdiction of incorporation of Master Servicer)	000-30465-01 (Commission File Number of Registrant)	Not Applicable (IRS Employer Identification Number of Registrant)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Master Servicer)	60070 (Zip Code)
Master Servicer's telephone number, including area code 847/564-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

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Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Exhibit Number	Exhibit
99

Monthly Servicing Report to Trustee dated December 20, 2004 pursuant to Sections 4.01 and 5.02 of the Pooling and Servicing Agreement dated as of November 1, 1999 (the "Agreement"), by and among HFC Revolving Corporation, as Seller, Household Finance Corporation, as Master Servicer, and Bank One, National Association, as Trustee, with respect to the Closed-End Home Equity Loan Asset Backed Certificates, Series 1999-1.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Master Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HSBC FINANCE CORPORATION, as Master Servicer of and on behalf of the HOUSEHOLD HOME EQUITY LOAN TRUST 1999-1 (Registrant)

By: /s/ P. D. Schwartz Patrick D. Schwartz Authorized Representative
Dated: December 27, 2004

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EXHIBIT INDEX

Exhibit Number	Exhibit
99

Monthly Servicing Report to Trustee dated December 20, 2004 pursuant to Sections 4.01 and 5.02 of the Pooling and Servicing Agreement dated as of November 1, 1999 (the "Agreement"), by and among HFC Revolving Corporation, as Seller, Household Finance Corporation, as Master Servicer, and Bank One, National Association, as Trustee, with respect to the Closed-End Home Equity Loan Asset Backed Certificates, Series 1999-1.

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